Exhibit 99.3

Consolidated Balance Sheets
(dollars in millions)

	6/30/2024	3/31/2024	6/30/2023
Assets
Loans	$107,078	$109,885	$119,011
Loans held for sale	517	228	1,130
Securities available for sale	37,460	37,298	37,908
Held-to-maturity securities	7,968	8,272	9,189
Trading account assets	1,219	1,171	1,177
Short-term investments	15,536	13,205	8,959
Other investments	1,259	1,247	1,474
Total earning assets	171,037	171,306	178,848
Allowance for loan and lease losses	(1,547)	(1,542)	(1,480)
Cash and due from banks	1,326	1,247	758
Premises and equipment	631	650	652
Goodwill	2,752	2,752	2,752
Other intangible assets	41	48	75
Corporate-owned life insurance	4,382	4,392	4,378
Accrued income and other assets	8,532	8,314	8,668
Discontinued assets	296	318	386
Total assets	$187,450	$187,485	$195,037

Liabilities
Deposits in domestic offices:
Interest-bearing deposits	117,570	114,593	111,766
Noninterest-bearing deposits	28,150	29,638	33,366
Total deposits	145,720	144,231	145,132
Federal funds purchased and securities sold under repurchase agreements	25	27	1,702
Bank notes and other short-term borrowings	5,292	2,896	6,949
Accrued expense and other liabilities	4,755	5,008	5,339
Long-term debt	16,869	20,776	22,071
Total liabilities	172,661	172,938	181,193

Equity
Preferred stock	2,500	2,500	2,500
Common shares	1,257	1,257	1,257
Capital surplus	6,185	6,164	6,231
Retained earnings	15,706	15,662	15,759
Treasury stock, at cost	(5,715)	(5,722)	(5,859)
Accumulated other comprehensive income (loss)	(5,144)	(5,314)	(6,044)
Key shareholders’ equity	14,789	14,547	13,844
Noncontrolling interests	—	—	—
Total equity	14,789	14,547	13,844
Total liabilities and equity	$187,450	$187,485	$195,037

Common shares outstanding (000)	943,200	942,776	935,733

Consolidated Statements of Income
(dollars in millions, except per share amounts)
	Three months ended			Six months ended
	6/30/2024	3/31/2024	6/30/2023	6/30/2024	6/30/2023
Interest income
Loans	$1,524	$1,538	$1,576	$3,062	$3,052
Loans held for sale	8	14	17	22	30
Securities available for sale	259	232	194	491	388
Held-to-maturity securities	73	75	81	148	155
Trading account assets	16	14	15	30	27
Short-term investments	192	142	111	334	153
Other investments	16	17	16	33	29
Total interest income	2,088	2,032	2,010	4,120	3,834
Interest expense
Deposits	817	782	531	1,599	881
Federal funds purchased and securities sold under repurchase agreements	1	1	48	2	70
Bank notes and other short-term borrowings	51	46	104	97	182
Long-term debt	332	328	349	660	624
Total interest expense	1,201	1,157	1,032	2,358	1,757
Net interest income	887	875	978	1,762	2,077
Provision for credit losses	100	101	167	201	306
Net interest income after provision for credit losses	787	774	811	1,561	1,771
Noninterest income
Trust and investment services income	139	136	126	275	254
Investment banking and debt placement fees	126	170	120	296	265
Service charges on deposit accounts	66	63	69	129	136
Operating lease income and other leasing gains	21	24	23	45	48
Corporate services income	68	69	86	137	162
Cards and payments income	85	77	85	162	166
Corporate-owned life insurance income	34	32	32	66	61
Consumer mortgage income	16	14	14	30	25
Commercial mortgage servicing fees	61	56	50	117	96
Other income	11	6	4	17	4
Total noninterest income	627	647	609	1,274	1,217
Noninterest expense
Personnel	636	674	622	1,310	1,323
Net occupancy	66	67	65	133	135
Computer processing	101	102	95	203	187
Business services and professional fees	37	41	41	78	86
Equipment	20	20	22	40	44
Operating lease expense	17	17	21	34	41
Marketing	21	19	29	40	50
Intangible asset amortization	—	—	—	—	—
Other expense	181	203	181	384	386
Total noninterest expense	1,079	1,143	1,076	2,222	2,252
Income (loss) from continuing operations before income taxes	335	278	344	613	736
Income taxes	62	59	58	121	139
Income (loss) from continuing operations	273	219	286	492	597
Income (loss) from discontinued operations, net of taxes	1	—	1	1	2
Net income (loss)	274	219	287	493	599
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Net income (loss) attributable to Key	$274	$219	$287	$493	$599

Income (loss) from continuing operations attributable to Key common shareholders	$237	$183	$250	$420	$525
Net income (loss) attributable to Key common shareholders	238	183	251	421	527
Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.25	$.20	$.27	$.45	$.57
Income (loss) from discontinued operations, net of taxes	—	—	—	—	—
Net income (loss) attributable to Key common shareholders (a)	.25	.20	.27	.45	.57
Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.25	$.20	$.27	$.45	$.56
Income (loss) from discontinued operations, net of taxes	—	—	—	—	—
Net income (loss) attributable to Key common shareholders (a)	.25	.20	$.27	.45	.57

Cash dividends declared per common share	$.205	$.205	$.205	$.41	$.41

Weighted-average common shares outstanding (000)	931,726	929,692	926,741	930,776	926,807
Effect of common share options and other stock awards	6,761	7,319	3,713	7,040	5,513
Weighted-average common shares and potential common shares outstanding (000) (b)	938,487	937,011	930,454	937,816	932,320

(a)Earnings per share may not foot due to rounding.
(b)Assumes conversion of common share options and other stock awards and/or convertible preferred stock, as applicable.